Exhibit 99.1

Vivani Medical Announces Pricing of $15.0 Million Registered Direct Offering of Common Stock and Warrants

ALAMEDA, Calif., March 1, 2024--(BUSINESS WIRE)-- Vivani Medical, Inc. (Nasdaq: VANI) (“Vivani” or the “Company”), an innovative, preclinical-stage biopharmaceutical company developing novel, long-term drug implants, today announced that it has entered into a securities purchase agreement with an institutional investor to purchase 3,947,368 shares of common stock and warrants to purchase up to an aggregate of 3,947,368 shares of common stock at a purchase price of $3.80 per share and accompanying warrant in a registered direct offering. The warrants have an exercise price of $3.80 per share, are exercisable immediately upon issuance, and will expire three years following the date of issuance.

Maxim Group LLC is acting as the sole placement agent in connection with the offering. ThinkEquity is acting as financial advisor to the Company in connection with the offering.

The gross proceeds to the Company are expected to be approximately $15.0 million before deducting the placement agent fees and other estimated offering expenses. The offering is expected to close on or about March 5, 2024, subject to the satisfaction of customary closing conditions.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-256904) previously filed with the U.S. Securities and Exchange Commission (“SEC”), which was declared effective on June 14, 2021. The offering is made only by means of a prospectus forming a part of the effective registration statement relating to the offering. A prospectus supplement relating to the shares of common stock and warrants will be filed by the Company with the SEC. When available, copies of the prospectus supplement relating to the registered direct offering, together with the accompanying prospectus, can be obtained at the SEC’s website at www.sec.gov or from Maxim Group LLC, 300 Park Avenue, New York, NY 10022, at (212) 895-3745.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Vivani Medical, Inc.:

Leveraging its proprietary NanoPortal™ platform, Vivani Medical develops biopharmaceutical implants designed to deliver drug molecules steadily over extended periods of time with the goal of guaranteeing adherence, and potentially to improve medication tolerability. Vivani’s NPM-115 and NPM-119 are miniature, six-month, GLP-1 implants in development for the treatment of chronic weight management in obese or overweight patients and type 2 diabetes, respectively. Both NPM-115 and NPM-119 are exenatide based products with a higher-dose associated with NPM-115 for the treatment of chronic weight management in obese or overweight patients. An IND for NPM-119’s first-in-human study LIBERATE-1 has been submitted and is on clinical hold pending requests by the FDA for additional chemistry, manufacturing, and controls (CMC) information. Vivani anticipates submitting the requested CMC information to the FDA in the first half of 2024. LIBERATE-1 is a randomized, 12-week investigation of the safety, tolerability, and full pharmacokinetic profile of NPM-119 in patients with type 2 diabetes. Vivani is also preparing to submit an IND for a first-in-human study with NPM-115 for the treatment of chronic weight management later this year. These NanoPortalTM implants are designed to provide patients with the opportunity to realize the full potential benefit of their medication by avoiding the challenges associated with the daily or weekly administration of orals and injectables. Medication non-adherence occurs when patients do not take their medication as prescribed. This affects an alarming number of patients, approximately 50%, including those taking daily pills. Medication non-adherence, which contributes to more than $500 billion in annual avoidable healthcare costs and 125,000 potentially preventable deaths annually in the U.S. alone, is a primary and daunting reason why obese or overweight patients, and patients taking type 2 diabetes or other chronic disease medications face significant challenges in achieving positive real-world effectiveness.

Vivani’s wholly owned subsidiary Cortigent is developing targeted neurostimulation systems intended to help patients recover critical body functions. Investigational devices include Orion®, designed to provide artificial vision to people who are profoundly blind, and a new system intended to accelerate the recovery of arm and hand function in patients who are partially paralyzed due to stroke. Vivani continues to assess strategic options for advancing Cortigent’s pioneering technology.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that in this press release, including statements regarding the Company’s ability to satisfy closing conditions for this offering, our business, products in development, including the therapeutic potential thereof, plans to address any requests from the FDA related to the agency’s current clinical hold on NPM-119, the initiation of the LIBERATE-1 trial and reporting of trial results, the planned development therefor, our emerging development plans for NPM-115, NPM-139, or our plans with respect to Cortigent and its proposed initial public offering, technology, strategy, cash position and financial runway. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, risks related to the development and commercialization of our products, including NPM-115 and NPM-119; delays and changes in the development of our products, including our ability to address any requests from the FDA related to LIBERATE-1 and to commence clinical development of NPM-119, including as a result of applicable laws, regulations and guidelines, potential delays in submitting and receiving regulatory clearance or approval to conduct our development activities, risks related to the initiation, enrollment and conduct of our planned clinical trials and the results therefrom; our history of losses and our ability to access additional capital or otherwise fund our business; market conditions and the ability of Cortigent to complete its initial public offering. There may be additional risks that the Company considers immaterial, or which are unknown. A further list and description of risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K filed with the SEC filed on March 31, 2023, as updated by our subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement made by us in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of added information, future developments or otherwise, except as required by law.

Contacts

Company Contact:

Donald Dwyer

Chief Business Officer

info@vivani.com

(415) 506-8462

Investor Relations Contact:

Brigid A. Makes

Chief Financial Officer

investors@vivani.com

(415) 506-8462

Media Contact:

Sean Leous

ICR Westwicke

Sean.Leous@westwicke.com

(646) 866-4012